                             AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER (the "MERGER AGREEMENT"), dated as of July 8, 1997, is entered into by and between QAD Inc., a California corporation ("QAD-CALIFORNIA"), and QAD Inc., a Delaware corporation ("QAD-DELAWARE").

                                       RECITALS

         1. QAD-California is a corporation duly organized and existing under the laws of the State of California.

         2. QAD-Delaware is a corporation duly organized and existing under the laws of the State of Delaware.

         3. On the date of this Merger Agreement, QAD-California's authorized capital consists of 155,000,000 shares, consisting of 149,000,000 shares of Class A Common Stock, no par value per share (the "QAD-CALIFORNIA CLASS A COMMON STOCK"), of which 22,524,234 shares are issued and outstanding; 1,000,000 shares of Class B Common Stock, no par value per share (the "QAD-CALIFORNIA CLASS B COMMON STOCK"), of which four shares are issued and outstanding; and 5,000,000 shares of Preferred Stock, no par value per share (the "QAD-CALIFORNIA PREFERRED STOCK"), of which none are issued and outstanding.

         4. On the date of this Merger Agreement, QAD-Delaware's authorized capital consists of 155,000,000 shares of stock, consisting of 149,000,000 shares of Class A Common Stock, par value $.001 per share (the "QAD-DELAWARE CLASS A COMMON STOCK"), of which none are issued and outstanding; 1,000,000 shares of Class B Common Stock, par value $.001 per share (the "QAD-DELAWARE CLASS B COMMON STOCK"), of which 1 share is issued and outstanding and owned by QAD-California; and 5,000,000 shares of preferred stock, par value $.001 per share (the "QAD-DELAWARE PREFERRED STOCK"), of which none are issued and outstanding.

         5. The respective Boards of Directors of QAD-California and QAD-Delaware have determined that it is advisable and in the best interests of each such corporation that QAD-California merge with and into QAD-Delaware upon the terms and subject to the conditions of this Merger Agreement for the purpose of effecting the reincorporation of QAD-California in the State of Delaware (the "MERGER").

         6. The respective Boards of Directors of QAD-California and QAD-Delaware have, by resolutions duly adopted, approved this Merger Agreement. The holders of a majority of the shares of QAD-California Class A Common Stock outstanding and all of the shares of QAD-California Class B Common Stock outstanding have adopted and approved this Merger Agreement, and QAD-California has adopted and approved this Merger Agreement as the sole stockholder of QAD-Delaware.

         7. The parties intend by this Merger Agreement to effect a "reorganization" under Section 368 of the Internal Revenue Code of 1986, as amended.

                       TERMS AND PROVISIONS OF REINCORPORATION

         In consideration of the foregoing Recitals and of the following terms and provisions, and subject to the following conditions, it is agreed:

         1. MERGER. The effective time of the Merger (the "EFFECTIVE TIME") shall occur at the latest of (a) the time and date that shareholders of QAD-California approve this Merger Agreement and the Merger, (b) the time and date that a certificate of merger is duly filed with the Secretary of State of Delaware with respect to the Merger, or (c) the time and date that the certificate of merger is duly filed with the California Corporation Commission with respect to the Merger. As of the Effective Time, QAD-California shall be merged with and into QAD-Delaware, QAD-Delaware shall be the surviving corporation of the Merger (hereinafter sometimes referred to as the "SURVIVING CORPORATION"), and the separate corporate existence of QAD-California shall cease.

         2.   GOVERNING DOCUMENTS.

              a. The Certificate of Incorporation of QAD-Delaware, as it may be amended or restated subject to applicable law, and as in effect immediately prior to the Effective Time, shall constitute the Certificate of Incorporation of the Surviving Corporation without further change or amendment until thereafter amended in accordance with the provisions thereof and applicable law.

              b. The Bylaws of QAD-Delaware as in effect immediately prior to the Effective Time shall constitute the Bylaws of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof and applicable law.

         3. OFFICERS AND DIRECTORS. The persons who are officers and directors of QAD-California immediately prior to the Effective Time shall, after the Effective Time, be the officers and directors of the Surviving Corporation, without change until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's Certificate of Incorporation and Bylaws and applicable law. The directors of QAD-California are as follows: Pamela M. Lopker, Karl F. Lopker and Evan M. Bishop.


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         4.   NAME.  The name of the Surviving Corporation shall continue to be QAD Inc.

         5. SUCCESSION. At the Effective Time, the separate corporate existence of QAD-California shall cease, and the Surviving Corporation shall possess all the rights, privileges, powers and franchises of a public or private nature and be subject to all the restrictions, disabilities and duties of QAD-California; and all property, real, personal and mixed, and all debts due to QAD-California on whatever account, as well as for share subscriptions and all other things in action, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of QAD-California, and the title to any real estate vested by deed or otherwise shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and liens upon any property of QAD-California shall be preserved unimpaired, and all debts, liabilities and duties of QAD-California shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it; PROVIDED, HOWEVER, that such liens upon property of QAD-California will be limited to the property affected thereby immediately prior to the Merger. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of QAD-California, its shareholders, Board of Directors and committees thereof, officers and agents which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as the acts, plans, policies, agreements, arrangements, approvals and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to QAD-California.

         6. FURTHER ASSURANCES. From time to time, as and when required or requested by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of QAD-California such deeds, assignments and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of QAD-California and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of QAD-California or otherwise, to take any and all such action and to execute and deliver any and all such deeds, assignments and other instruments.

         7. CONVERSION OF SHARES. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof:

              a. Each share of QAD-California Class A Common Stock outstanding immediately prior to the Effective Time shall be converted into, and shall become, one fully paid and nonassessable share of QAD-Delaware Class A Common Stock.

              b. Each share of QAD-California Class B Common Stock outstanding immediately prior to the Effective Time shall be converted into, and shall become, one fully paid and nonassessable share of QAD-Delaware Class B Common Stock.

              c. The 1 share of QAD-Delaware Class B Common Stock issued and outstanding in the name of QAD-California shall be cancelled and retired, and no payment shall be made with respect thereto, and such share shall resume the status of an authorized and unissued share of QAD-Delaware Class B Common Stock.

         8. STOCK CERTIFICATES. At and after the Effective Time, any outstanding certificates which immediately prior to the Effective Time represented shares of QAD-California Class A Common Stock or QAD-California Class B Common Stock shall be deemed for all purposes to evidence ownership of, and to represent shares of, QAD-Delaware Class A Common Stock or QAD-Delaware Class B Common Stock, respectively, into which such shares of QAD-California formerly represented by such certificates have been converted as herein provided. The registered owner on the books and records of QAD-California or its transfer agent of any such outstanding stock whether certificated or not shall have and be entitled to exercise any voting or other rights with respect to and to receive any dividends and other distributions upon the shares of QAD-Delaware Class A Common Stock or QAD-Delaware Class B Common Stock evidenced by such outstanding shares as above provided.

         9. OPTIONS; STOCK GRANTS. Each right in or to, or option to purchase, shares of QAD-California Class A Common Stock granted under any of the QAD-California Non-Qualified Stock Option Agreements (the "OPTION AGREEMENTS") which are outstanding immediately prior to the Effective Time (collectively, the "Options"), and any shares of QAD-California Class A Common Stock granted under the 1994 Stock Ownership Program (the "STOCK PROGRAM") which, as of the Effective Time, have not yet vested (the "UNVESTED SHARES"), shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and/or become a right in or to, or an option to purchase at the same option price per share, as the case may be, the same number of shares of QAD-Delaware Common Stock, upon the same terms and subject to the same conditions as set forth in their respective Option Agreements or in the Stock Program as in effect at the Effective Time. A number of shares of QAD-Delaware Common Stock shall be reserved for purposes of the Option Agreements that is equal to the number of shares of QAD-California Class A Common Stock that could have been purchased pursuant to the Options (assuming all Options were exercised) as of the Effective Time. A number of shares of QAD-Delaware Common Stock shall be reserved for purposes of the Stock Program that is equal to the number of Unvested Shares as of the Effective Time. As of the Effective Time, the Surviving Corporation hereby assumes each of the Option Agreements and the Stock Program and all obligations of QAD-California thereunder including the outstanding rights or options or portions thereof granted pursuant to the Option Agreements or the Stock Program.

         10. OTHER EMPLOYEE BENEFIT PLANS. As of the Effective Time, the Surviving Corporation hereby assumes all obligations of QAD-California under any and all employee benefit plans in effect as of the Effective Time or with respect to which employee rights or accrued benefits are outstanding as of the Effective Time.

         11. CONDITION. The consummation of the Merger and related transactions are subject to satisfaction of the following conditions prior to the Effective Time:

              a. All necessary action shall have been taken to authorize the execution, delivery and performance of the Merger Agreement by QAD-California and QAD-Delaware.

              b. All regulatory approvals necessary or desirable in connection with the consummation of the Merger and the transaction contemplated thereby shall have been obtained.

              c. No suit, action, proceeding or other litigation shall have been commenced or threatened to be commenced which, in the opinion of QAD-California or QAD-Delaware would pose a material restriction on or impair consummation of the Merger, performance of this Merger Agreement or the conduct of the business of QAD-Delaware after the Effective Time, or create a risk of subjecting QAD-California or QAD-Delaware, or their respective shareholders, officers or directors, to material damages, costs, liability or other relief in connection with the Merger or this Merger Agreement.

         12. ACCOUNTING MATTERS. QAD-Delaware agrees that upon the Effective Time, the assets, liabilities, reserves and accounts of QAD-California and QAD-Delaware shall be taken up or continued on the books of QAD-Delaware in the amounts at which such assets, liabilities, reserves and accounts shall have been carried on the books of QAD-California and QAD-Delaware immediately prior to the Effective Time, subject to such adjustments, and such elimination of intercompany items, as may be appropriate to give effect to the Merger.

         13. GOVERNING LAW. This Merger Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and to be performed wholly within the State of California, except to the extent that the laws of the State of Delaware are mandatorily applicable to the Merger.

         14. AMENDMENT. Subject to applicable law and subject to the rights of QAD-California's shareholders further to approve any amendment which would have a material adverse effect on such shareholders, this Merger Agreement may be amended, modified or supplemented by written agreement of the parties hereto at any time prior to the Effective Time with respect to any of the terms contained herein.

         15. DEFERRAL OR ABANDONMENT. At any time prior to the Effective Time, this Merger Agreement may be terminated and the Merger may be abandoned or the time of consummation of the Merger may be deferred for a reasonable time by the Board of Directors of either QAD-California or QAD-Delaware, or both, notwithstanding approval of this Merger Agreement by the shareholders of QAD-California or the shareholders of QAD-Delaware, or both, if circumstances arise which, in the opinion of the Board of Directors of QAD-California or QAD-Delaware, make the Merger inadvisable or such deferral of the time of consummation advisable.

         16. COUNTERPARTS. This Merger Agreement may be executed in any number of counterparts each of which when taken alone shall constitute an original instrument and when taken together shall constitute one and the same Agreement.

         17. ASSURANCE. QAD-California and QAD-Delaware agree to execute any and all documents, and to perform such other acts, which may be necessary or expedient to further the purposes of this Merger Agreement.

         IN WITNESS WHEREOF, QAD-California and QAD-Delaware have caused this Merger Agreement to be signed by their respective duly authorized officers and delivered this 8th day of July, 1997.

                                  QAD Inc.,
                                  a California corporation




                                  By:   /s/ Pamela M. Lopker
                                      ----------------------------------
                                      Pamela M. Lopker
                                      Chairman of the Board and President
ATTEST:

By:   /s/ Karl F. Lopker
    -------------------------
    Karl F. Lopker
    Secretary
                                  QAD Inc.,
                                  a Delaware corporation




                                  By:   /s/ Pamela M. Lopker
                                      ---------------------------------
                                      Pamela M. Lopker
                                      Chairman of the Board and President
ATTEST:

By:   /s/ Karl F. Lopker
    -------------------------
    Karl F. Lopker
    Secretary









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